SUPPLEMENT DATED NOVEMBER 22, 2010

FIRST INVESTORS INCOME FUNDS AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2010
FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS
DATED MAY 1, 2010
FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2010

At a special shareholders meeting held on November 19, 2010, the shareholders of each of the First Investors Funds (“Funds”) approved a new investment advisory agreement with First Investors Management Company, Inc. (“FIMCO”), the investment adviser for the Funds, to become effective on the closing of the pending acquisition (the “Transaction”) of First Investors Consolidated Corporation (“FICC”), the parent company of FIMCO, by The Independent Order of Foresters (“Foresters”).

In addition, the shareholders of each of the Funds approved the election of six Trustees to serve on the Boards of Trustees of the Funds, five of whom are currently serving on the Board as independent Trustees and one of whom, Christopher H. Pinkerton, will serve as a new Trustee.  Mr. Pinkerton, who is affiliated with Foresters, will assume the position of Trustee upon the closing of the Transaction.  Assuming that all conditions to closing are satisfied, the Transaction is expected to be completed by December 31, 2010 or as soon thereafter as practicable.

P1110